UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2011

Date of reporting period:  November 30, 2011

Item 1. Reports to Stockholders.

Annual Report

Convergence Core Plus Fund

November 30, 2011

Investment Adviser

Convergence Investment Partners, LLC
4200 West 115th Street
Suite 100
Leawood, Kansas 66211

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	9

SCHEDULE OF SECURITIES SOLD SHORT	16

STATEMENT OF ASSETS AND LIABILITIES	18

STATEMENT OF OPERATIONS	19

STATEMENT OF CHANGES IN NET ASSETS	20

STATEMENT OF CASH FLOWS	21

FINANCIAL HIGHLIGHTS	22

NOTES TO FINANCIAL STATEMENTS	23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	30

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	31

NOTICE OF PRIVACY POLICY & PRACTICES	34

ADDITIONAL INFORMATION	35

Dear Shareholder:

We are pleased to provide to you the annual report of the Convergence Core Plus Fund (the “Fund”) for the fiscal year ended November 30, 2011. With the Fund’s inception on December 29, 2009, we have now completed nearly two full years; and we are pleased to report that it has been a very good period, both on an absolute and relative basis.

Performance:

Your Fund was up cumulatively 23.00% from December 29, 2009 (its inception) to November 30, 2011 versus the Russell 3000 Index at 15.97%. Over this past fiscal year ended November 30, 2011, your Fund was up 8.27% versus the Russell 3000 Index at 7.00%. Performance for the Fund versus the market was driven by both our Dynamic Investment Model, and the broader mandate afforded the Fund through the ability to short. The Fund’s Institutional Class Gross and Net Expense Ratios (as of the prospectus dated 3/30/11) are 2.62% and 1.50%* (excluding interest and dividend expenses).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414.

Our proprietary dynamic model seeks to incorporate the best attributes of both quantitative methods with traditional fundamental management. Quant strategies have the advantage of being able to assimilate a lot of information, validate concepts, and avoid emotional biases. Fundamental managers have the advantage that they can incorporate current market conditions into their evaluation. Our dynamic model actively measures the market environment and adjusts our model in an effort to seek out alpha, thereby applying what we believe are the best attributes of both approaches.

Our ability to short aided the portfolio throughout the year, but particularly in the summer when the market began to decline. While maintaining a beta close to one throughout the period, our short positions helped hold the portfolio up relative to the market. The long short spread added 227 basis points (gross) to the portfolio over the fiscal year even as the market experienced high levels of volatility and historically high correlations between stocks. And while the portfolio ended up with a portfolio turnover rate of 412%, a material proportion was driven by the short positions, which enabled the portfolio, net of trading costs, to outperform its benchmark in a very difficult environment.

The Environment:

The tug of war between fundamentals and looming macro risk will likely continue into 2012. We believe that the fundamentals increasingly favor equity investment. Consumer confidence in the US has risen along with stronger retail sales in the Christmas season. The industrial complex has continued to outperform, along with earnings that have continued to beat expectations. Stock valuations appear attractive, and after 3 years of net liquidations, equities are definitely “under-owned”, in our view.

Yet, at times calamitous world events weigh on the minds of investors. Risk premiums have appropriately increased, and equity investments continue to be “stuck in the mud.” Unfortunately, there appears to be no short term fix, and as a result, 2012, like 2011, will likely go through periods of high volatility.

An Alternative to Traditional Investing:

The Convergence proprietary dynamic model used to manage the Fund is designed to measure changing preferences in the marketplace, an essential attribute in volatile times in our view.  The broader mandate afforded the Fund through its ability to short gives us an opportunity to add value even when traditional approaches to stock investing struggle. In difficult times, flexibility is key.

No better evidence than 2011.

Thank you for your support.

David W. Schulz
President
Convergence Investment Partners, LLC

Opinions expressed are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid-capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund regularly makes short sales of securities, which involves the risk that the Fund’s losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to the amount of one’s investment in a mutual fund.

The Russell 3000 Index measures the performance of the 3,000 largest companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

*
The Adviser has contractually agreed to limit expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) to 1.50% through March 30, 2013 for the Institutional Class.

“Alpha” is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. A “basis point” is equal to 100th of a percent. “Beta” measures the sensitivity of rates of return on a fund to general market movements. Correlation is a statistical measure of how two securities move in relation to each other.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

CONVERGENCE CORE PLUS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/11 - 11/30/11).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CONVERGENCE CORE PLUS FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/11	11/30/11	6/1/11 – 11/30/11*
Actual**	$1,000.00	$902.40	$7.15
Hypothetical (5% return
before expenses)***	$1,000.00	$1,017.55	$7.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Including dividends on short positions and interest expense, your actual cost of investing in the Fund would be $12.64.
***	Including dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $13.36.

CONVERGENCE CORE PLUS FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Total Returns as of November 30, 2011

	Convergence	Russell
	Core Plus Fund	3000 Index
One Year	8.27%	7.00%
Since Inception (12/29/09)	11.38%	8.02%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $100,000 Investment

*	Inception Date

CONVERGENCE CORE PLUS FUND

Schedule of Investments

November 30, 2011

	Shares	Value

COMMON STOCKS* 128.53%

Administrative and Support Services 0.74%
Corrections Corp. of America (a)	20,090	$421,890

Automobiles & Components 1.42%
Federal Mogul Corp. (a)	7,890	115,194
Harley Davidson, Inc.	18,860	693,482
		808,676
Banks 4.25%
BB&T Corp.	20,670	478,924
BOK Financial Corp.	8,550	468,968
International Bancshares Corp.	28,000	500,640
Regions Financial Corp.	119,390	490,693
Zions Bancorporation	29,970	482,217
		2,421,442
Capital Goods 5.68%
Aecom Technology Corp. (a)	10,820	232,089
Alliant Techsystems, Inc.	3,960	233,006
Curtiss Wright Corp.	7,430	244,819
Exelis, Inc.	24,180	216,169
ITT Corp.	11,205	226,005
Navistar International Corp. (a)	5,260	195,830
Northrop Grumman Corp.	9,330	532,463
Raytheon Co.	12,360	563,245
Tyco International Ltd. (b)	16,500	791,340
		3,234,966
Chemical Manufacturing 3.69%
CF Industries Holdings, Inc.	3,386	473,363
Eli Lilly & Co.	10,030	379,636
Pfizer, Inc.	35,401	710,498
PolyOne Corp.	49,680	534,557
		2,098,054
Commercial & Professional Services 2.09%
Equifax, Inc.	24,430	907,575
Tetra Tech, Inc. (a)	12,600	282,114
		1,189,689
Computer and Electronic Product Manufacturing 5.53%
Apple, Inc. (a)	5,600	2,140,320
Fossil, Inc. (a)	5,746	514,784

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2011
	Shares	Value

Computer and Electronic Product Manufacturing 5.53% (Continued)
Jabil Circuit, Inc.	14,940	$302,834
L-3 Communications Holdings, Inc.	2,830	187,629
		3,145,567
Consumer Durables & Apparel 1.81%
Ralph Lauren Corp.	5,220	740,509
Tempur-Pedic International, Inc. (a)	5,260	287,249
		1,027,758
Consumer Services 2.96%
Apollo Group, Inc. (a)	9,050	438,744
ITT Educational Services, Inc. (a)	7,200	395,712
Papa Johns International, Inc. (a)	11,030	418,037
Weight Watchers International, Inc.	7,310	429,609
		1,682,102
Credit Intermediation and Related Activities 1.65%
Ocwen Financial Corp. (a)	34,420	453,311
Wells Fargo & Co.	18,688	483,272
		936,583
Diversified Financials 2.67%
JPMorgan Chase & Co.	45,770	1,417,497
PHH Corp. (a)	6,742	103,557
		1,521,054
Educational Services 0.75%
Bridgepoint Education, Inc. (a)	19,300	424,600

Energy 3.23%
Cabot Oil & Gas Corp.	3,120	276,401
Cheniere Energy, Inc. (a)	25,250	255,025
CVR Energy, Inc. (a)	14,220	258,804
Golar LNG Ltd. (b)	6,010	262,036
Helix Energy Solutions Group, Inc. (a)	15,570	276,212
Marathon Pete Corp.	7,500	250,425
Tesoro Corp. (a)	10,790	257,773
		1,836,676
Food & Staples Retailing 0.17%
Cvs Caremark Corporation	2,430	94,381

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value

Food Services and Drinking Places 0.74%
Domino's Pizza, Inc. (a)	12,960	$426,902

Food, Beverage & Tobacco 4.12%
Beam, Inc.	9,900	519,948
Campbell Soup Co.	14,150	461,290
Conagra Foods, Inc.	18,380	464,279
Constellation Brands, Inc. - Class A (a)	24,700	480,909
Universal Corp.	8,860	419,787
		2,346,213
Funds, Trusts, and Other Financial Vehicles 0.87%
Wellcare Health Plans, Inc. (a)	8,460	494,487

General Merchandise Stores 0.95%
Wal-Mart Stores, Inc.	9,186	541,055

Health and Personal Care Stores 0.84%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	6,900	480,447

Health Care Equipment & Services 4.44%
Aetna Inc.	12,250	512,295
Community Health Systems, Inc. (a)	28,825	572,752
Molina Healthcare, Inc. (a)	23,330	509,761
Sxc Health Solutions Corp. (a)(b)	7,000	411,740
UnitedHealth Group, Inc.	10,630	518,425
		2,524,973
Household & Personal Products 1.13%
Avon Products, Inc.	17,450	296,650
Herbalife Ltd. (b)	6,220	343,966
		640,616
Insurance 5.08%
Aflac, Inc.	24,730	1,074,271
Assured Guaranty Ltd. (b)	17,350	168,295
CNO Financial Group, Inc. (a)	32,110	202,935
Metlife, Inc.	41,340	1,301,384
Symetra Financial Corp	15,270	144,149
		2,891,034
Insurance Carriers and Related Activities 1.71%
First American Financial Corp.	15,170	175,972
Health Net, Inc. (a)	2,997	93,327

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value

Insurance Carriers and Related Activities 1.71% (Continued)
Humana, Inc.	5,690	$504,589
Reinsurance Group of America, Inc.	3,880	199,820
		973,708
Machinery Manufacturing 3.71%
General Electric Co.	132,715	2,111,496

Materials 5.65%
Cliffs Natural Resources, Inc.	7,850	532,309
Freeport-McMoRan Copper & Gold, Inc.	13,750	544,499
Greif, Inc. - Class A	11,680	544,522
Huntsman Corp.	49,480	540,816
Olin Corp.	27,160	516,040
Steel Dynamics, Inc.	40,720	536,690
		3,214,876
Media 1.70%
Cablevision Systems Corp. - Class A	10,590	158,850
Time Warner, Inc.	23,260	809,913
		968,763
Merchant Wholesalers, Nondurable Goods 1.67%
AmerisourceBergen Corp.	12,920	479,978
Cardinal Health, Inc.	11,120	472,155
		952,133
Miscellaneous Store Retailers 1.49%
KAR Auction Services, Inc. (a)	27,510	361,481
PetSmart, Inc.	10,100	487,325
		848,806
Oil and Gas Extraction 0.63%
Marathon Oil Corp.	12,870	359,845

Other Information Services 0.41%
Yahoo!, Inc. (a)	14,862	233,482

Petroleum and Coal Products Manufacturing 11.01%
Chevron Corp.	22,050	2,267,181
ConocoPhillips	23,600	1,683,152
Exxon Mobil Corp.	28,800	2,316,671
		6,267,004

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value

Pharmaceuticals, Biotechnology & Life Sciences 4.58%
Amgen, Inc.	7,600	$440,116
Cepheid, Inc. (a)	4,460	152,978
Forest Labs, Inc. (a)	4,920	147,403
Jazz Pharmaceuticals, Inc. (a)	3,930	155,707
Medicines Co. (a)	41,750	789,492
Merck & Co, Inc.	21,541	770,091
PDL Biopharma, Inc.	23,180	148,352
		2,604,139
Primary Metal Manufacturing 0.93%
Nucor Corp.	13,449	530,294

Professional, Scientific, and Technical Services 1.47%
CACI International, Inc. - Class A (a)	2,500	140,950
Cadence Design System, Inc. (a)	14,750	161,365
Moody's Corp.	4,450	154,460
Unisys Corp. (a)	6,890	166,393
URS Corp. (a)	5,980	216,117
		839,285
Publishing Industries (except Internet) 5.00%
Microsoft Corp.	84,090	2,151,022
News Corp.	40,000	697,600
		2,848,622
Rail Transportation 0.77%
CSX Corp.	20,230	439,193
Real Estate 0.53%
RLJ Lodging Trust	18,770	300,320

Repair and Maintenance 1.21%
Monro Muffler Brake, Inc.	17,150	688,573

Retailing 3.87%
Dollar Tree, Inc. (a)	3,729	303,876
Ross Stores, Inc.	5,390	480,195
Sally Beauty Holdings, Inc. (a)	24,420	490,842
Select Comfort Corp. (a)	25,530	473,071
Vitamin Shoppe, Inc. (a)	12,330	453,867
		2,201,851

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 2.17%
T Rowe Price Group, Inc.	21,760	$1,235,097

Semiconductors & Semiconductor Equipment 4.62%
Freescale Semiconductor Holding (a)(b)	37,700	477,659
GT Advanced Technologies Inc. (a)	8,600	66,392
Intel Corp.	77,780	1,937,500
Silicon Laboratories, Inc. (a)	3,460	149,541
		2,631,092
Software & Services 5.81%
Activision Blizzard, Inc.	13,750	170,775
Broadsoft, Inc. (a)	3,890	136,461
Cardtronics, Inc. (a)	6,230	169,331
Google, Inc. (a)	3,070	1,840,128
Mastercard, Inc.	1,460	546,843
Nuance Communications, Inc. (a)	6,560	161,245
Solarwinds, Inc. (a)	5,000	163,950
VistaPrint NV (a)(b)	3,640	119,064
		3,307,797
Technology Hardware & Equipment 1.59%
F5 Networks, Inc. (a)	2,230	252,057
Finisar Corp. (a)	11,220	206,897
Fusion-io, Inc. (a)	6,937	232,320
Riverbed Technology, Inc. (a)	8,280	215,280
		906,554
Telecommunication Services 1.06%
Level 3 Communications, Inc. (a)	29,200	601,812
Telecommunications 0.70%
DISH Network Corp. - Class A	5,979	146,904
Telephone & Data Systems, Inc.	9,280	250,467
		397,371
Transportation 2.33%
Delta Air Lines Inc. (a)	59,900	486,388
Norfolk Southern Corp.	5,730	432,844
Union Pac Corp.	3,910	404,333
		1,323,565

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value

Transportation Equipment Manufacturing 2.61%
Lockheed Martin Corp.	11,550	$902,633
Oshkosh Corp. (a)	11,530	236,596
Polaris Industries, Inc.	5,798	348,460
		1,487,689
Utilities 6.49%
American Electric Power, Inc.	13,390	531,315
Atmos Energy Corp.	15,430	527,861
CenterPoint Energy, Inc.	26,660	530,534
Laclede Group, Inc.	12,940	519,282
NRG Energy, Inc. (a)	26,610	523,685
UGI Corp.	17,740	531,490
Unisource Energy Corp.	14,370	529,966
		3,694,133
TOTAL COMMON STOCKS (Cost $69,497,964)		73,156,665

REAL ESTATE INVESTMENT TRUSTS* 3.45%

Real Estate 3.45%
American Campus Communities, Inc.	6,330	249,023
Digital Realty Trust, Inc.	4,040	256,540
Essex Property Trust, Inc.	1,740	231,159
Extra Space Storage, Inc.	7,730	186,293
National Retail Properties, Inc.	8,920	236,023
Public Storage	1,730	228,187
Simon Property Group, Inc.	2,120	263,601
Sovran Self Storage, Inc.	3,282	136,662
Taubman Centers, Inc.	2,810	175,147
		1,962,635

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,789,478)		1,962,635

TOTAL INVESTMENTS (Cost $71,287,442) 131.98%		75,119,300
Liabilities in Excess of Other Assets (31.98)%		(18,202,647)
TOTAL NET ASSETS 100.00%		$56,916,653

Percentages are stated as a percent of net assets.

*	All or a portion of these securities are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short

November 30, 2011

	Shares	Value
Acacia Research Corp.	6,240	$217,277
Aeroflex Holding Corp.	21,250	204,850
Air Lease Corp.	9,140	204,919
AK Steel Holding Corp.	26,400	223,344
Align Technology, Inc.	8,680	212,660
Allied Nevada Gold Corp.	6,074	217,996
Alpha Natural Resources, Inc.	9,830	235,920
Ariad Pharmaceuticals, Inc.	17,320	209,399
Ascena Retail Group, Inc.	6,800	187,136
Atlas Air Worldwide Holdings, Inc.	4,860	205,335
Bank Of New York Mellon Corp.	11,020	214,449
Barnes & Noble, Inc.	11,600	202,304
Choice Hotels International, Inc.	5,700	204,573
Ciena Corp.	16,410	198,725
Clean Harbors, Inc.	3,560	213,493
Concur Technologies, Inc.	4,880	230,481
Corelogic, Inc.	16,720	222,042
Cornerstone Ondemand, Inc.	12,440	200,533
Cys Invts, Inc.	13,904	182,560
Dendreon Corp.	24,160	208,742
Dineequity, Inc.	4,460	209,977
Dominion Resources, Inc.	4,000	206,480
First Solar, Inc.	4,470	213,934
Francescas Holdings Corp.	11,140	183,810
Frontier Communications Corp.	36,310	207,693
Gentex Corp.	7,230	213,140
Graftech International Ltd.	15,230	219,921
Green Mountain Coffee Roasters, Inc.	3,910	205,001
Harman International, Inc.	5,110	211,043
Hartford Financial Services Group, Inc.	12,130	215,429
HeartWare International, Inc.	3,087	213,004
Hornbeck Offshore Services, Inc.	6,440	217,286
Hudson City Bancorp, Inc.	38,340	214,321
Igate Corp.	13,420	208,278
II-VI, Inc.	11,170	218,597
Incyte Corp. Ltd.	16,410	225,966
Insulet Corp.	11,080	205,866
InterDigital, Inc.	4,550	200,018
Invesco Mortgage Capital, Inc.	12,730	200,752
Kodiak Oil & Gas Corp.	28,320	251,481
Kosmos Energy Ltd.	14,300	192,621
Lamar Advertising Co.	9,060	220,068
Leucadia National Corp.	9,150	214,293
Liberty Media Corp.	2,573	196,296

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2011

	Shares	Value
MBIA, Inc.	25,621	$248,524
MDC Holdings, Inc.	11,630	207,596
Molycorp, Inc.	6,500	220,025
Momenta Pharmaceuticals, Inc.	12,130	182,435
Oasis Petroleum, Inc.	7,500	228,525
Oneok, Inc.	2,500	207,900
Pebblebrook Hotel Trust	12,910	239,093
Pilgrims Pride Corp.	36,920	211,921
PPL Corp.	7,040	211,341
Prologis, Inc.	7,450	207,259
Prospect Capital Corporation Com	22,630	210,006
Pulte Group, Inc.	35,430	216,476
Qlik Technologies, Inc.	7,580	207,465
Quest Diagnostics, Inc.	3,900	228,774
Rambus Inc.	25,137	200,593
Redwood Trust, Inc.	20,470	211,455
Renaissancere Holdings Ltd. (a)	2,810	206,366
Sanderson Farms, Inc.	3,810	196,101
SEACOR Holdings, Inc.	2,410	209,116
Six Flags Entertainment Corp.	5,600	212,800
Spectrum Brands Holdings, Inc.	7,740	216,875
Stanley Black & Decker, Inc.	3,080	201,524
Successfactors, Inc.	8,440	216,064
SUPERVALU, Inc.	26,090	191,762
Susquehanna Bancshares, Inc.	27,520	217,959
Take-Two Interactive Software, Inc.	12,430	173,399
TCF Financial Corp.	19,150	192,649
The Childrens Place Retail Stores, Inc.	3,740	201,474
Towers Watson & Co.	3,200	208,512
Triumph Group Inc.	3,580	212,974
Two Harbors Investment Corp.	21,180	198,245
UIL Holdings Corp.	6,000	209,040
United Rentals, Inc.	8,430	237,220
United States Steel Corp.	7,370	201,201
Universal Amern Spin Corp.	15,710	206,272
Urban Outfitters, Inc.	7,310	197,224
USG Corp.	20,270	198,443
Uti Worldwide, Inc. (a)	13,720	213,483
Veeco Instruments, Inc.	8,480	211,067
Wabco Holdings, Inc.	4,560	214,366
Walter Energy, Inc.	2,960	212,232
Wintrust Financial Corp.	7,570	210,370
Total Securities Sold Short (Proceeds $17,696,333)		$18,068,139

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Assets and Liabilities

November 30, 2011

Assets
Investments, at value (cost $71,287,442)	$75,119,300
Dividends and interest receivable	207,510
Deposit for short sales at broker	394,987
Receivable for investments sold	30,835,297
Receivable for Fund shares sold	43,770
Other assets	18,582
Total Assets	106,619,446

Liabilities
Securities sold short, at value (proceeds $17,696,333)	18,068,139
Payable for Fund shares redeemed	38,151
Payable for investments purchased	31,134,977
Payable to custodian	333,849
Dividends payable on short positions	13,217
Payable to Adviser	46,418
Payable to affiliates	37,017
Accrued expenses and other liabilities	31,025
Total Liabilities	49,702,793
Net Assets	$56,916,653

Net Assets Consist Of:
Paid-in capital	55,731,391
Accumulated net realized loss	(2,274,790)
Net unrealized appreciation (depreciation) on:
Investments	3,831,858
Securities sold short	(371,806)
Net Assets	$56,916,653

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	4,923,787

Net asset value, redemption price and offering price per share	$11.56

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Operations

For the Year Ended November 30, 2011

Investment Income
Dividend income(1)	$863,313
Interest income	309
Total Investment Income	863,622

Expenses
Advisory fees	383,741
Interest and Broker expenses	227,716
Dividends on short positions	186,718
Administration fees	46,581
Transfer agent fees and expenses	41,574
Fund accounting fees	33,915
Federal and state registration fees	25,992
Audit and tax fees	17,520
Custody fees	16,245
Legal fees	11,143
Chief Compliance Officer fees and expenses	7,870
Reports to shareholders	5,196
Trustees’ fees and related expenses	4,661
Other expenses	5,655
Total Expenses	1,014,527
Less waivers and reimbursement by Adviser (Note 4)	(24,482)
Net Expenses	990,045

Net Investment Loss	(126,423)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(2,321,795)
Short transactions	861,780
Change in net unrealized appreciation (depreciation) on:
Investments	2,874,269
Short transactions	(384,454)
Net Realized and Unrealized Gain on Investments	1,029,800

Net Increase in Net Assets from Operations	$903,377

(1)	Net of $297 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Changes in Net Assets

	Year Ended	Period Ended
	November 30, 2011	November 30, 2010(1)
From Operations
Net investment income (loss)	$(126,423)	$24,150
Net realized gain (loss) from:
Investments	(2,321,795)	1,825,584
Short transactions	861,780	(813,980)
Change in net unrealized
appreciation (depreciation) on:
Investments	2,874,269	957,589
Short transactions	(384,454)	12,648
Net increase in net assets from operations	903,377	2,005,991

From Distributions
Net investment income	(44,106)	—
Net realized gain on investments	(1,473,680)	—
Net decrease in net assets resulting
from distributions paid	(1,517,786)	—

From Capital Share Transactions
Proceeds from shares sold	38,376,178	11,872,701
Proceeds from shares issued from
transfers in-kind(2)	—	13,417,119
Net asset value of shares issued in
reinvestment of distributions to shareholders	1,496,805	—
Payments for shares redeemed	(5,944,437)	(3,693,295)
Net increase in net assets from
capital share transactions	33,928,546	21,596,525
Total Increase in Net Assets	33,314,137	23,602,516

Net Assets
Beginning of period	23,602,516	—
End of period	$56,916,653	$23,602,516

Accumulated Net Investment Income (Loss)	$—	$44,106

(1)	The Fund commenced operations on December 29, 2009.
(2)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Cash Flows

For the Year Ended November 30, 2011

Cash Flows from Operating Activities:
Change in net assets resulting from operations	$903,377
Adjustments to reconcile change in net assets resulting
from operations to net cash used in operating activities:
Purchases of investments	(252,365,278)
Sales of short-term investments, net	193,788
Proceeds from sales of long-term investments	208,241,539
Return of capital distributions received from underlying investments	30,902
Increase in dividends and interest receivable	(116,842)
Increases in deposits at broker for short sales	(392,562)
Increase in receivable for investment securities sold	(10,709,839)
Increase in prepaid expenses and other assets	(12,493)
Proceeds from securities sold short	77,419,604
Purchases to cover securities sold short	(65,962,827)
Increase in payable for investment securities purchased	20,376,699
Increase in dividends payable on short positions	10,464
Decrease in payable to broker	(3,850)
Increase in payable to Adviser	1,677
Increase in accrued expenses and other liabilities and expenses payable	19,497
Unrealized appreciation on investments	(2,874,269)
Urealized depreciation on short transactions	384,454
Net realized loss on investments	2,321,795
Net realized gain on short transactions	(861,780)
Net cash used in operating activities	(23,395,944)

Cash Flows from Financing Activities:
Proceeds from shares sold	38,450,267
Payments on shares redeemed	(5,906,286)
Cash distributions paid to shareholders	(20,981)
Decrease in payable to custodian	(9,127,056)
Net cash provided by financing activities	23,395,944
Net change in cash	$—

Cash:
Beginning Balance	—
Ending Balance	$—

Supplemental Disclosures:
Cash paid for interest	$220,591
Non-cash financing activities-distributions reinvested	1,496,805
Non-cash financing activities-receivable for Fund shares sold	74,089
Non-cash financing activities-payable for Fund shares redeemed	38,151

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	November 30, 2011	November 30, 2010(1)
Net Asset Value, Beginning of Period	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.04)	0.01
Net realized and unrealized gain on investments	0.97	1.35
Total from Investment Operations	0.93	1.36

Less distributions paid:
From net investment income	(0.02)	—
From net realized gains	(0.71)	—
Total distributions paid	(0.73)	—

Net Asset Value, End of Period	$11.56	$11.36
Total Return(3)	8.27%	13.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$56,917	$23,603
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	2.64%	2.58%
After waiver and expense reimbursement(4)(5)	2.58%	2.16%
Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(5)	(0.39)%	(0.29)%
After waiver and expense reimbursement(5)	(0.33)%	0.13%
Portfolio turnover rate(3)	412.51%	391.48%

(1)	The Fund commenced operations on December 29, 2009.
(2)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 1.56% and 1.50%, 1.92% and 1.50% for the periods ended November 30, 2011 and November 30, 2010, respectively.

(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements
November 30, 2011

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Convergence Core Plus Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital growth. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective on December 29, 2009.  The Institutional share class commenced operations on December 29, 2009.  As of the date of this report, the Investment share class has not commenced operations.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Convergence Investment Partners, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2011

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2011:

	Level 1	Level 2	Level 3	Total
Assets:
Equity(1)
Common Stocks	$73,156,665	$—	$—	$73,156,665
Real Estate
Investment Trusts	1,962,635	—	—	1,962,635
Total Equity	75,119,300	—	—	75,119,300
Total Assets	$75,119,300	$—	$—	$75,119,300
Liabilities:
Securities Sold Short	$18,068,139	$—	$—	$18,068,139

(1)	See the Schedule of Investments for industry classifications.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2011

The Fund did not hold any investments during the year ended November 30, 2011, with significant unobservable inputs which would be classified as Level 3.  During the year ended November 30, 2011, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the reporting period.

(b)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Fund’s deposit with broker for securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2011, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2011

(d)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The Fund does not charge a redemption fee, therefore the offering and redemption price per share are equal to the Fund’s net asset value per share.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense, less foreign withholding tax, is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2011

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

November 30, 2011
Ordinary Income	$1,513,477
Long-Term Capital Gain	$ 4,309

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$71,914,079
Gross tax unrealized appreciation	5,182,676
Gross tax unrealized depreciation	(1,977,455)
Net tax unrealized appreciation	3,205,221
Undistributed ordinary income	11,940
Undistributed long-term capital gain	160,740
Total distributable earnings	172,680
Other accumulated losses	(2,192,639)
Total accumulated gains	$1,185,262

(1)  Excludes securities sold short.

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	$126,423
Accumulated Net Realized Gain/(Loss)	$(332,747)
Paid-In Capital	$206,324

On December 29, 2011, the Fund paid distributions of $11,972 and $160,740 from ordinary income and capital gains, respectively, to shareholders of record on December 28, 2011.

At November 30, 2011, the Fund deferred, on a tax basis, post-October losses of $1,375,624.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement,

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2011

the Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 30, 2013, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.50% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional share class. For the year ended November 30, 2011, expenses of $24,482 incurred by the Fund were waived by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

November 30, 2013	$78,478
November 30, 2014	$24,482

(5)	Distribution Plan

The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investment class shares for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended November 30, 2011, the Fund did not accrue any expenses pursuant to the 12b-1 Plan since the Investment share class has not yet commenced operations.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.  This same Trustee is an interested person of the Distributor.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended November 30, 2011, the Fund was allocated $7,870 of the Trust’s Chief Compliance Officer fees and expenses.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
November 30, 2011

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
	November 30, 2011	November 30, 2010(1)
Shares sold	3,239,587	1,091,769
Shares issued from transfer in-kind	—	1,341,712
Shares reinvested	131,761	—
Shares redeemed	(525,345)	(355,697)
Net increase	2,846,003	2,077,784

(1)	The Fund commenced operations on December 29, 2009.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short for the Fund for the year ended November 30, 2011, were $252,365,278 and $208,341,539, respectively. There were no purchases or sales of U.S. government securities for the Fund.

During the period ended November 30, 2010, the Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued (“Transfer In-Kind”) at a fair value of $13,417,119.

CONVERGENCE CORE PLUS FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Convergence Core Plus Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Convergence Core Plus Fund (the “Fund”), a series of the Trust for Professional Managers, as of November 30, 2011, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Convergence Core Plus Fund as of November 30, 2011, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 27, 2012

CONVERGENCE CORE PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2011 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Convergence Core Plus Fund (the “Fund”), a series of the Trust, and Convergence Investment Partners, LLC, the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2012.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.      NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of David J. Abitz and Jonathan G. Franklin, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees

CONVERGENCE CORE PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.      INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended July 31, 2011.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 3000 Index, and in comparison to a peer group of U.S. open-end mid-cap blend funds as constructed by data presented by Morningstar, Inc.  The Trustees noted that for the year-to-date and one-year periods ended July 31, 2011, the Fund’s performance was above its peer group averages, falling within the first quartile for each period.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.      COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its peer group of U.S. open-end mid-cap blend funds, as constructed by data presented by Morningstar, Inc., as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2011 meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% fell within the second quartile and was below its peer group average of 1.07%, which fell in the third quartile.  The Trustees noted that the Fund’s total expense ratio (net of fee waivers and

CONVERGENCE CORE PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

expense reimbursements) of 1.50% for Institutional Class shares was slightly above the peer group average of 1.43%, with each falling in the third quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that while the Adviser had not yet achieved a profit from sponsoring the Fund, the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.      EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.      BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

CONVERGENCE CORE PLUS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE CORE PLUS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 32.10% of its ordinary income distribution for the year ended November 30, 2011, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2011, 32.10% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2011. The Fund utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deductions the amounts designated as long-term capital gains were as follows:

Convergence Core Plus Fund
Year Ended November 30, 2011
206,324

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	28	Independent
615 E. Michigan St.		Term; Since	Chair of Accounting,		Trustee, USA
Milwaukee, WI 53202		August 22,	Marquette		MUTUALS
Age: 56		2001	University		(an open-end
			(2004–present).		investment
company with
two portfolios).

CONVERGENCE CORE PLUS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	28	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 55		2001	(1986–present).		(an open-end
investment
company with
two portfolios).
Jonas B. Siegel	Trustee	Indefinite	Managing Director,	28	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 68		2009	Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–present); Vice		Trustee, Gottex
			President, Secretary,		Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		Fund complex
			Trust (an open-end		(three closed-
			investment company)		end investment
			(1997–2007);		companies);
			President, CAO		Independent
			and CCO, Granum		Trustee, Ramius
			Securities, LLC		IDF, LLC, (a
			(a broker-dealer)		closed- end
			(1997–2007).		investment
company).
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	28	Trustee, Buffalo
615 E. Michigan St.	President	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		end investment
Age: 49	Trustee	2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

CONVERGENCE CORE PLUS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 54	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present).
	Accounting	Since
	Officer	September 10,
2008
(Treasurer)

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 64	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.	N/A	N/A
Age: 32		2005	Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 37		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 29		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

(This Page Intentionally Left Blank.)

CONVERGENCE CORE PLUS FUND

Investment Adviser	Convergence Investment Partners, LLC
4200 West 115th Street
Suite 100
Leawood, Kansas 66211

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway
Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on February 8, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$14,500	$14,500
Audit-Related Fees	0	0
Tax Fees	$3,000	$3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on February 8, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Trust for Professional Managers

By (Signature and Title)*          /s/ Joseph Neuberger
  Joseph Neuberger, President

Date     January 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*          /s/ Joseph Neuberger
  Joseph Neuberger, President

Date     January 31, 2012

By (Signature and Title)*          /s/ John Buckel
  John Buckel, Treasurer

Date     January 31, 2012

* Print the name and title of each signing officer under his or her signature.